UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                               September 17, 2008
                               ------------------
                                 Date of Report
                        (Date of earliest event reported)

                                  FutureIT Inc.
             (Exact name of registrant as specified in its charter)



            Delaware                 000-53319                98-0517683
      --------------------           ---------                ----------
(State or other jurisdiction       (Commission      (IRS Employer Identification
     of incorporation)             File Number)                   No.)


             4 Hamelacha Street, North Industrial Area, Lod, Israel
             ------------------------------------------------------
              (Address of principal executive offices and zip code)


                               + (972)(8)920-8070
                               ------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION

On September 15, 2008 the Registrant's Board of Directors determined to seek additional working capital financing. DataSafe Group, the Registrant's controlling shareholders and Nicolas, the Viscount Bearsted, a shareholder and a director of the Registrant (together the "Lenders") , agreed to provide the Registrant with an interim $300,000 credit line bearing an annual interest rate of 10%. In addition, for each $1 that will be advanced to the Registrant, the Registrant will issue to the Lenders a warrant to purchase a share of common stock of the Registrant at an exercise price per share equal to $0.50. The Registrant's Board of Directors approved this transaction as in the best interests of the Registrant. No written agreement was executed in connection with this transaction.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS

After three years in office, Mr. Nimrod Zahavi, the Registrant's Chief Executive Officer, submitted his resignation from office, stating his desire to pursue other opportunities. Mr. Shmuel Bachar, the Chairman of the Board of the Registrant, will assume the role of acting Chief Executive Officer. Mr. Zahavi will remain with the Registrant to assist with the transition for a period of up to 60 days.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Exhibits
                  Exhibit 99.1 Press Release dated September 16, 2008.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:    September 17, 2008

                                            FutureIT Inc.

                                            (Registrant)


                                            By: /s/ Shmuel Bachar
                                                -----------------
                                            Name: Shmuel Bachar
                                            Chairman of the Board and
                                            Chief Executive Officer